                                                                    EXHIBIT 10.8



                      AMENDED AND RESTATED LOAN AGREEMENT

                                    BETWEEN

                         LEHMAN BROTHERS HOLDINGS INC.,
                      D/B/A LEHMAN CAPITAL, A DIVISION OF
                         LEHMAN BROTHERS HOLDINGS, INC.

                                      AND

                    CAPITAL SENIOR LIVING COMMUNITIES, L.P.

                                 JUNE 30, 1997

                      AMENDED AND RESTATED LOAN AGREEMENT
                     BETWEEN LEHMAN BROTHERS HOLDINGS INC.
                      D/B/A LEHMAN CAPITAL, A DIVISION OF
                         LEHMAN BROTHERS HOLDINGS INC.
                                      AND
                    CAPITAL SENIOR LIVING COMMUNITIES, L.P.

                                                                                    Page
                                                                                    ----
ARTICLE  1.         DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.1        Advances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.2        Assignment of Landlord's Interest in Leases . . . . . . . . . . . 1
         1.3        Borrower  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.4        Canton Regency  . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.5        Code  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         1.6        Cottonwood Village  . . . . . . . . . . . . . . . . . . . . . . . 2
         1.7        Debtor Relief Laws  . . . . . . . . . . . . . . . . . . . . . . . 2
         1.8        Event of Default  . . . . . . . . . . . . . . . . . . . . . . . . 2
         1.9        Existing Loan . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         1.10       Existing Loan Documents . . . . . . . . . . . . . . . . . . . . . 4
         1.11       Financial Statements  . . . . . . . . . . . . . . . . . . . . . . 4
         1.12       Financing Statements  . . . . . . . . . . . . . . . . . . . . . . 4
         1.13       Governmental Authority  . . . . . . . . . . . . . . . . . . . . . 4
         1.14       Governmental Requirements . . . . . . . . . . . . . . . . . . . . 4
         1.15       The Harrison  . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         1.16       HCP . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         1.17       Improvements  . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         1.18       Insurance Policies  . . . . . . . . . . . . . . . . . . . . . . . 5
         1.19       Land  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         1.20       Lender  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         1.21       Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         1.22       Loan Documents  . . . . . . . . . . . . . . . . . . . . . . . . . 5
         1.23       Loan Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         1.24       Manager . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         1.25       Mortgages . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         1.26       NHP . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         1.27       NHP Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         1.28       NHP Note Pledge . . . . . . . . . . . . . . . . . . . . . . . . . 7
         1.29       Note  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         1.30       Operators . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         1.31       Partnership Agreement . . . . . . . . . . . . . . . . . . . . . . 7
         1.32       Partnership Interests . . . . . . . . . . . . . . . . . . . . . . 7
         1.33       Partnership Pledge  . . . . . . . . . . . . . . . . . . . . . . . 7
         1.34       Partnership Properties  . . . . . . . . . . . . . . . . . . . . . 7
         1.35       Partnership Property Managers . . . . . . . . . . . . . . . . . . 7

         1.36       Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         1.37       Repurchase Agreement  . . . . . . . . . . . . . . . . . . . . . . 8
         1.38       Security Agreement  . . . . . . . . . . . . . . . . . . . . . . . 8
         1.39       Survey  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         1.40       Title Company . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         1.41       Title Insurance Policies  . . . . . . . . . . . . . . . . . . . . 8
         1.42       Towne Centre  . . . . . . . . . . . . . . . . . . . . . . . . . . 8

ARTICLE  2.         AGREEMENTS OF LENDER  . . . . . . . . . . . . . . . . . . . . . . 8
         2.1        Commitment of Lender  . . . . . . . . . . . . . . . . . . . . . . 8
         2.2        Interest on the Loan, Adjustment of Interest  . . . . . . . . . . 8
         2.3        Limitation on Aggregate Amount of Advances  . . . . . . . . . . . 9
         2.4        Conditions to Tranche B Advances  . . . . . . . . . . . . . . . . 9
         2.5        Tranche A Advances  . . . . . . . . . . . . . . . . . . . . . .  10
         2.6        Future Acquisition  . . . . . . . . . . . . . . . . . . . . . .  10
         2.7        No Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         2.8        Conditions Precedent for the Benefit of Lender  . . . . . . . .  10
         2.9        Payment Procedure . . . . . . . . . . . . . . . . . . . . . . .  11
         2.10       Full Recourse . . . . . . . . . . . . . . . . . . . . . . . . .  11
         2.11       Release by Lender: Further Assurances . . . . . . . . . . . . .  11

ARTICLE  3.         REPRESENTATIONS AND WARRANTIES OF BORROWER  . . . . . . . . . .  11
         3.1        Organization and Authority of Borrower and its General Partner.  11
         3.2        Execution and Delivery of Loan Documents  . . . . . . . . . . .  12
         3.3        Information Supplied by Borrower  . . . . . . . . . . . . . . .  12
         3.4        Compliance with Laws  . . . . . . . . . . . . . . . . . . . . .  12
         3.5        Licenses, Permits . . . . . . . . . . . . . . . . . . . . . . .  12
         3.6        No Defaults . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         3.7        Access and Utilities  . . . . . . . . . . . . . . . . . . . . .  13
         3.8        Lien Potential  . . . . . . . . . . . . . . . . . . . . . . . .  13
         3.9        Complete Information  . . . . . . . . . . . . . . . . . . . . .  13
         3.10       Investment Company Act  . . . . . . . . . . . . . . . . . . . .  13
         3.11       Payment of Taxes  . . . . . . . . . . . . . . . . . . . . . . .  13
         3.12       Intentionally Deleted . . . . . . . . . . . . . . . . . . . . .  13
         3.13       Suits, Actions, etc.  . . . . . . . . . . . . . . . . . . . . .  14
         3.14       Title to the Property . . . . . . . . . . . . . . . . . . . . .  14
         3.15       ERISA Compliance  . . . . . . . . . . . . . . . . . . . . . . .  14
         3.16       Mortgage Debt . . . . . . . . . . . . . . . . . . . . . . . . .  14
         3.17       Solvency  . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         3.18       Illegal Activity  . . . . . . . . . . . . . . . . . . . . . . .  14

ARTICLE  4.         COVENANTS AND AGREEMENTS OF BORROWER        . . . . . . . . . .  15
         4.1        Compliance with Governmental Requirements . . . . . . . . . . .  15
         4.2        Correction of Defects . . . . . . . . . . . . . . . . . . . . .  15
         4.3        Underground Storage Tanks . . . . . . . . . . . . . . . . . . .  15

         4.4        Inspection of the Property  . . . . . . . . . . . . . . . . .  15
         4.5        Notices by Governmental Authority Fire and Casualty
                    Losses. etc.  . . . . . . . . . . . . . . . . . . . . . . . .  15
         4.6        Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         4.7        Additional Acts . . . . . . . . . . . . . . . . . . . . . . .  16
         4.8        Inspection of Property, Books and Records . . . . . . . . . .  16
         4.9        Defense of Actions  . . . . . . . . . . . . . . . . . . . . .  16
         4.10       Prohibition of Assignment or Debt . . . . . . . . . . . . . .  16
         4.11       Payment of Claims . . . . . . . . . . . . . . . . . . . . . .  17
         4.12       Restrictions and Annexation . . . . . . . . . . . . . . . . .  18
         4.13       Current Financial Statements and 1OK's  . . . . . . . . . . .  18
         4.14       Tax Receipts  . . . . . . . . . . . . . . . . . . . . . . . .  18
         4.15       Quarterly Reports . . . . . . . . . . . . . . . . . . . . . .  18
         4.16       Maintenance of Securities . . . . . . . . . . . . . . . . . .  18
         4.17       Loan Fees . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         4.18       Affiliated Transactions . . . . . . . . . . . . . . . . . . .  19
         4.19       Distribution Prohibition  . . . . . . . . . . . . . . . . . .  19
         4.20       ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         4.21       Maintenance of Insurance on Partnership Properties  . . . . .  20

ARTICLE  5.         RIGHTS AND REMEDIES OF LENDER . . . . . . . . . . . . . . . .  20
         5.1        Acceleration  . . . . . . . . . . . . . . . . . . . . . . . .  20
         5.2        Cessation of Advances . . . . . . . . . . . . . . . . . . . .  20
         5.3        No Waiver or Exhaustion . . . . . . . . . . . . . . . . . . .  20

ARTICLE  6.         INDEMNIFICATION . . . . . . . . . . . . . . . . . . . . . . .  21

ARTICLE  7.         ENVIRONMENTAL COMPLIANCE  . . . . . . . . . . . . . . . . . .  21

ARTICLE  8.         GENERAL TERMS AND CONDITIONS  . . . . . . . . . . . . . . . .  23
         8.1        Notices . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         8.2        Modifications . . . . . . . . . . . . . . . . . . . . . . . .  24
         8.3        Severability  . . . . . . . . . . . . . . . . . . . . . . . .  24
         8.4        Election of Remedies  . . . . . . . . . . . . . . . . . . . .  24
         8.5        Form and Substance  . . . . . . . . . . . . . . . . . . . . .  24
         8.6        No Third Party Beneficiary  . . . . . . . . . . . . . . . . .  24
         8.7        Number and Gender . . . . . . . . . . . . . . . . . . . . . .  24
         8.8        Captions  . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         8.9        APPLICABLE LAW  . . . . . . . . . . . . . . . . . . . . . . .  24
         8.10       Entire Agreement  . . . . . . . . . . . . . . . . . . . . . .  24
         8.11       WAIVER OF TRIAL BY JURY . . . . . . . . . . . . . . . . . . .  25
         8.12       No Joint Venture  . . . . . . . . . . . . . . . . . . . . . .  25
         8.13       Assignment  . . . . . . . . . . . . . . . . . . . . . . . . .  25
         8.14       Renewal, Modification and Restatement . . . . . . . . . . . .  25

LIST OF EXHIBITS:

Exhibit "A"  Legal description of the Land.

Exhibit "B"  Form of Request for Advance.

Exhibit "C"  Partnership Properties, Partnership Property Managers and Operators

Exhibit "D"  Partnership Property Debt

                      AMENDED AND RESTATED LOAN AGREEMENT


         THIS AMENDED AND RESTATED LOAN AGREEMENT (the "Loan Agreement") dated as of June 30, 1997, is made by and between LEHMAN BROTHERS HOLDINGS INC., d/b/a/ LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., ("Lender"), whose address is 3 World Financial Center, New York, New York 10285 and CAPITAL SENIOR LIVING COMMUNITIES, L.P., a Delaware limited partnership ("Borrower"), whose address is 14160 Dallas Parkway, Dallas, Texas 75240 with respect to a loan in the principal sum of $77,000,000.00.

                                    RECITALS

         A. Reference is made to (i) that certain Loan Agreement dated as of July 29, 1994 (the "First Agreement") between Bank One Texas, N.A. ("Prior Lender") and Borrower and (ii) that certain Restatement of Loan Agreement dated as of June 30, 1995, between Prior Lender and Borrower (the "Second Agreement"). Lender and Borrower desire to restate and otherwise amend the First Agreement and the Second Agreement in accordance with the terms of this Loan Agreement.

         B.      Lender and Borrower agree as follows:


                                  ARTICLE  1.

                                  DEFINITIONS

         For purposes of this Loan Agreement, the following terms shall have the respective meanings assigned to them.

         1.1 Advances. The term "Advances" shall mean a disbursement by Lender of any of the proceeds of the Loan, which shall be used solely for the purposes set forth in Section 1.21 herein.

         1.2 Assignment of Landlord's Interest in Leases. The term "Assignment of Landlord's Interest in Leases" shall mean an assignment by Borrower to Lender of Borrower's interest in all leases covering all or a part of the Property and all rights derived therefrom.

         1.3 Borrower. The term "Borrower" shall mean all parties named Borrower in the first paragraph of this Loan Agreement and any and all subsequent record owners of the Property.

         1.4 Canton Regency. The term "Canton Regency" shall mean that certain congregate community owned by Borrower in Canton, Ohio commonly known as Canton Regency Retirement Community as further described in Exhibit "A".

         1.5 Code. The term "Code" shall mean the Uniform Commercial Code as in force in the State of Texas.

         1.6 Cottonwood Village. The term "Cottonwood Village" shall mean that certain congregate community owned by Borrower in Cottonwood, Arizona commonly known as Cottonwood Village Retirement Community as further described on Exhibit "A".

         1.7 Debtor Relief Laws. The term "Debtor Relief Laws" shall mean any applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, reorganization, or similar laws affecting the rights or remedies of creditors generally, as in effect from time to time.

         1.8 Event of Default. The term "Event of Default" shall mean the occurrence of any one or more of the following.

                 (a) A failure by Borrower to make any payment of principal or interest on the Note when due;

                 (b) A failure by Borrower to comply with any of the other terms or conditions specified herein and the continuation of such failure, for a period of ten (10) days following the earlier of Borrower's actual knowledge or written notice to Borrower of such failure.

                 (c) The incorrectness of any material representation or warranty made by Borrower to Lender in this Loan Agreement, provided, however, that if such incorrectness is capable of being cured, Borrower shall have the right to cure such incorrectness for a period of thirty (30) days after the earlier of Borrower's actual knowledge of such incorrectness or written notice to Borrower of such incorrectness;

                 (d) The failure by Borrower, HCP, NHP and/or the Property and/or any Partnership Properties and Improvements to comply in any material respect with any Governmental Requirements including, without limitation, environmental laws, The Americans With Disabilities Act of 1990, The Judicial Fair Housing Act, and any other law, rule or regulation mandating accessibility; and the continuation of such failure for a period of thirty (30) days following the earlier of Borrower's actual knowledge or written notice to Borrower of such failure;

                 (e) An inability of Borrower to satisfy any condition specified herein as precedent to the obligation of Lender to make an Advance;

                 (f) In the event Jeffrey L. Beck and James A. Stroud: fail to remain active in the management of Borrower; or their individual beneficial interest in Borrower's general partner shall decrease by more than ten percent (10%) of their current levels any time during the term of the Loan;

                 (g) Retirement Living Communities, L.P. should no longer be the general partner of Borrower;

                 (h) The appointment of a receiver, trustee, conservator, or liquidator of Borrower, HCP, NHP, any general partner of Borrower, any of the Property, any of the Partnership Properties, or any other property of Borrower, HCP or NHP and such appointment is not rescinded within thirty (30) days following the appointment;

                 (i) The filing of any voluntary petition seeking an entry of an order for relief as a debtor in a proceeding under the United States Bankruptcy Code or seeking reorganization or rearrangement or taking advantage of any Debtor Relief Laws, concerning Borrower, any general partner of Borrower; Retirement Living Communities L.P.; Capital Retirement Group, Inc.; Retirement Living Fiduciary Corp; Retirement Partnership, Ltd.; Jeffrey L. Beck; James A. Stroud; HCP or NHP; or the admitting of material allegations of a petition filed against Borrower or any one or more of said parties, in any bankruptcy, reorganization, insolvency, conservatorship, or similar proceeding, or an admission in writing by Borrower, or any one or more of said parties of an inability to pay its, his or their debts as they become due;

                 (j) The filing of any involuntary petition seeking an entry of an order for relief as a debtor in a proceeding under the United States Bankruptcy Code or seeking reorganization or rearrangement or taking advantage of any Debtor Relief Laws, concerning Borrower, any general partner of Borrower; Retirement Living Communities L.P.; Capital Retirement Group, Inc.; Retirement Living Fiduciary Corp; Retirement Partnership, Ltd.; Jeffrey L. Beck; James A. Stroud; HCP or NHP; and any such petition is not rescinded or dismissed within thirty (30) days following such filing;

                 (k) The making of a general assignment for the benefit of creditors by Borrower, any general partner of Borrower or HCP or NHP;

                 (l) There shall be a material adverse change in the financial circumstances of Borrower, general partner of Borrower; Retirement Living Communities L.P.; Capital Retirement Group, Inc.; Retirement Living Fiduciary Corp; or HCP or NHP;

                 (m) Except as otherwise expressly permitted in the Mortgage, any sale, exchange, assignment or other transfer or conveyance of the Property or any interest therein or of any Partnership Interest or interest therein, or of any Partnership Properties or any interest therein or of any of the NHP Notes or any interest therein;

                 (n) The termination or replacement of any Manager, Operator or any Partnership Property Manager without Lender's prior written approval;

                 (o)      The occurrence of any default under the Repurchase
         Agreement;

                 (p)      The occurrence of any default under the Partnership
         Pledges;

                 (q)      the occurrence of any default under the NHP Note
         Pledge;

                 (r)      the occurrence of any default under the NHP Notes;

                 (s) the subordination of the lien of the NHP Indenture or any mortgage or deed of trust securing the NHP Indenture to any other lien or encumbrance; or

                 (t) the occurrence of any default under any other Loan Document beyond the expiration of any applicable grace or notice periods.

         1.9 Existing Loan. The term "Existing Loan" shall mean the "Loan" as defined in the Second Agreement.

         1.10 Existing Loan Documents. The term "Existing Loan Documents" shall mean the "Loan Documents" as defined in the Second Agreement.

         1.11 Financial Statements. The term "Financial Statements" shall mean such audited and unaudited balance sheets, profit and loss statements, reconciliations of capital and surplus, changes in financial condition, schedules of sources and applications of funds, operating statements, with respect to Borrower and the Property (Lender acknowledges that Financial Statements with respect to the Property may be unaudited), and other financial information of Borrower, as shall be reasonably required by Lender, from time to time. All annual Financial Statements with respect to Borrower shall be audited by a certified public accountant and certified by Borrower. All other Financial Statement shall be certified by Borrower. All Financial Statements shall be in form reasonably satisfactory to Lender using generally accepted accounting principles, consistently applied.

         1.12 Financing Statements. The term "Financing Statements" shall mean the Form UCC-1 or other financing statements and finance filings, to be filed in the appropriate offices for the perfection of a security interest in any of the Property or Partnership Interests securing the Loan.

         1.13 Governmental Authority. The term "Governmental Authority" shall mean the United States, the state, the county, the city, or any other political subdivision in which the Property is located, and any other political subdivision, agency, or instrumentality exercising jurisdiction over Borrower, HCP or NHP with respect to the Property or any Partnership Property.

         1.14 Governmental Requirements. The term "Governmental Requirements" shall mean all laws, ordinances, rules, and regulations of any Governmental Authority applicable to Borrower, HCP, NHP, the Property or any Partnership Property, including but not limited to those described above.

         1.15 The Harrison. The term "The Harrison" or "Eagle Valley" shall mean that certain congregate care community owned by Borrower in Indianapolis, Indiana known as The Harrison or Eagle Valley Retirement Community and as further described on Exhibit "A".

         1.16 HCP. The term "HCP" shall mean Healthcare Properties, L.P., a Delaware limited partnership pursuant to that certain second amended and restated limited partnership agreement of Healthcare Properties Inc. dated May 31, 1995.

         1.17 Improvements. The term "Improvements" shall mean the buildings, structures and other improvements located on the real property constituting portions of the Property or any Partnership Property.

         1.18 Insurance Policies. The term "Insurance Policies" shall mean the insurance policies required pursuant to the terms of the Mortgage.

         1.19 Land. The term "Land" shall mean those certain parcels or tracts of the real property described on Exhibit "A" attached hereto and incorporated herein by reference.

         1.20 Lender. The term "Lender" shall mean the Lender named in the first paragraph of this Loan Agreement and its successors and assigns.

         1.21 Loan. The term "Loan" shall mean the Loan by Lender to Borrower, in an amount not to exceed $77,000,000.00 to (i) pay or otherwise take-out the Existing Loan and to take by assignment the Second Agreement and the Existing Loan Documents from Bank One Texas, (ii) to fund amounts that may be due from Borrower and that are not paid by Borrower under the Repurchase Agreement in accordance with Section 2.5 of this Loan Agreement and (iii) to fund amounts due in connection with the renovation and expansion of Cottonwood Village in accordance with the development plan and use of proceeds schedule delivered to and approved by Lender.

         1.22 Loan Documents. The term "Loan Documents" shall mean this Loan Agreement, the Mortgages (or deed of trust, security agreement and assignment of rents, as the case may be), the Note, the Assignment of Leases, the Security Agreement, the Repurchase Agreement, the Partnership Pledge, the NHP Note Pledge, the Financing Statements, the Specific Assignment, Subordination, and Attornment Agreement dated June 30, 1997 between Manager, Borrower and Lender, and such other instruments evidencing, securing, or pertaining to the First Agreement and the Second Agreement (as amended and restated hereby) and the Loan as shall, from time to time, be executed and delivered by Borrower, or any other party to Lender pursuant to this Loan Agreement.

         1.23    Loan Fees.  The term "Loan Fees" is defined in Section 4.17.

         1.24    Manager.  The term "Manager" shall mean Capital Senior Living,
Inc.

         1.25 Mortgages. The term "Mortgages" shall mean: (i) that certain Ohio Open-End Mortgage dated July 29, 1994 executed by Borrower as "Mortgagor" benefitting Lender as "Mortgagee" concerning the Canton Regency as recorded in Volume 1688, Page 222, Stark County Official Records, Stark County, Ohio as modified and extended pursuant to that certain Modification and Extension of Lien dated as of June 30, 1995 executed by Borrower and Bank One, as recorded in Stark County Official Records, Stark County, Ohio (Instrument No. 95033519), as further amended by that certain Second Modification and Extension of Lien between Borrower and Lender, dated the date hereof and intended to be recorded simultaneously with the execution of this Loan Agreement in the aforementioned records; (ii) that certain Mortgage, Security Agreement, Assignment of Rents and Fixture Filing dated July 29, 1994 executed by Borrower as "Mortgagor" to the benefit of Lender as "Mortgagee" concerning Harrison, as recorded as Instrument No. 94-119830, in the Office of the Recorder, Marion County, Indiana as modified and extended pursuant to that certain Modification and Extension of Lien dated as of June 30, 1995 executed by Borrower to the benefit of Bank One, recorded as Instrument No. 95-0095291, in the Office of the Recorder, Marion County, Indiana as further amended by that certain Second Modification and Extension of Lien between Borrower and Lender, dated the date hereof and intended to be recorded simultaneously with the execution of this Loan Agreement in the aforementioned records; (iii) that certain Mortgage, Security Agreement, Assignment of Rents and Fixture Filing dated July 29, 1994 executed by Borrower as "Mortgagor" to the benefit of Lender as "Mortgagee" concerning Towne Centre. as recorded as Instrument No. 94054609, in the Office of the Recorder, of Lake County, Indiana as modified and extended pursuant to that certain Modification and Extension of Lien dated as of June 30, 1995 executed by Borrower and Bank One, recorded as Instrument No. 95041757, in the Office of the Recorder, Lake County, Indiana, as further amended by that certain Second Modification and Extension of Lien between Borrower and Lender, dated the date hereof and intended to be recorded simultaneously with the execution of this Loan Agreement in the aforementioned records; and (iv) that certain Deed of Trust Assignment of Leases and Rents, Security Agreement and Financing Statement dated July 29, 1994 executed by Borrower as "Trustor" to Lawyer's Title of Arizona, Inc., an Arizona corporation, as Trustee for the benefit of Lender concerning Cottonwood Village as recorded in Book 2875, Pages 128-152, Official Records of Yavapai County, Arizona as modified and extended pursuant to that certain Modification and Extension of Lien dated as of June 30, 1995 executed by Borrower and Bank One, recorded in Book 3049, Page 335, Office Records, Yavapai County, Arizona, as further amended by that certain Second Modification and Extension of Lien between Borrower and Lender, dated the date hereof and intended to be recorded simultaneously with the execution of this Loan Agreement in the aforementioned records. Each of the foregoing documents are to secure payment of the Note and the payment and performance of all obligations specified in the Mortgages and this Loan Agreement, and evidencing a valid and enforceable first lien on the Property subject only to the matters which Lender may approve as reflected in each Title Insurance Policy.

         1.26 NHP. The term "NHP" shall mean NHP Retirement Housing Partners I Limited Partnership, a Delaware limited partnership pursuant to that certain third amended and restated agreement of limited partnership dated September 23, 1986, as amended by that certain first amendment to third amended and restated agreement of limited partnership dated January 23, 1995.

         1.27 NHP Notes. The term "NHP Notes" shall mean those certain NHP Retirement Partners I 13% nonrecourse pension notes in the aggregate principal amount of $11,925,500.00, made by NHP to Borrower pursuant to the terms of that certain indenture dated September 17, 1986 between NHP and The National Bank of Washington in the principal amount of $100,000,000.00 (the "NHP Indenture") and secured by those certain mortgages and/or deeds of trust encumbering the Partnership Properties owned by NHP and more particularly described in the NHP Indenture.

         1.28 NHP Note Pledge. The term "NHP Note Pledge" shall mean that certain Security Agreement dated the date hereof between Borrower and Lender.

         1.29 Note. The term "Note" shall mean that certain Promissory Note dated of even date herewith, in the stated principal amount of $ 77,000,000.00, executed by Borrower and payable to the order of Lender.

         1.30 Operators. The term "Operators" shall mean those operating lessees of the HCP Partnership Properties set forth opposite the applicable Partnership Property on Exhibit C.

         1.31 Partnership Agreement. The term "Partnership Agreement" shall mean Borrower's limited partnership agreement under the Delaware Revised Uniform Limited Partnership Act and the certificate of limited partnership filed with the Secretary of State of Delaware on December 17, 1985, under Borrower's former name Retirement Living Tax-Exempt Mortgage Fund Limited Partnership, as amended.

         1.32 Partnership Interests. The term "Partnership Interests" shall mean the 47% limited partnership interest of Borrower in HCP together with all commitments of Borrower to acquire additional limited partnership interests in HCP.

         1.33 Partnership Pledge. The term "Partnership Pledge" shall mean that certain Assignment and Security Agreement dated the date hereof given by Borrower to Lender with respect to Borrower's Partnership Interests in HCP.

         1.34 Partnership Properties. The term "Partnership Properties" shall mean those certain properties described on Exhibit C to this Loan Agreement which are owned by HCP and NHP, as the case may be.

         1.35 Partnership Property Managers. The term "Partnership Property Managers" shall mean the property managers set forth opposite each Partnership Property on Exhibit C to this Loan Agreement.

         1.36 Property. "Property" shall mean collectively: Canton Regency, Cottonwood Village, Harrison, and Towne Centre, as well as the Land and Improvements and all other property (real and personal, fixture or otherwise) related thereto constituting the "Mortgaged Property", as described in the Mortgages, and the collateral described in the Security Agreement.

         1.37 Repurchase Agreement. The term "Repurchase Agreement" shall mean that certain Master Repurchase Agreement dated as of the date hereof between Borrower and Lehman Brothers Inc. ("Lehman") and each Transaction (as defined in the Repurchase Agreement) entered into pursuant thereto and pursuant to this Loan Agreement.

         1.38    Security Agreement.  The term "Security Agreement" shall mean
the certain Amended and         Restated Security Agreement dated the date
hereof between Borrower and Lender.

         1.39 Survey. The term "Survey" shall mean the most recent certified as built ALTA survey of each of the retirement communities constituting the Property and the Partnership Properties in Borrower's possession satisfactory to Lender.

         1.40 Title Company. The term "Title Company" shall mean Lawyers Title Insurance Corporation.

         1.41 Title Insurance Policies. The term "Title Insurance Policies" shall mean the following policies of mortgage title insurance issued by Lawyers Title Insurance corporation: (i) Policy Number 135-00497267 as endorsed pursuant to that certain endorsement to title policy issued by the Title Company as of the date hereof related to the Mortgage concerning Town Centre;
(ii) Policy Number 135-00-448982 related to the Mortgage concerning Canton Regency as endorsed pursuant to that certain endorsement to title policy issued by the Title Company as of the date hereof; (iii) Policy Number 135-00-547-933 related to the Mortgage concerning Cottonwood Village as endorsed pursuant to that certain endorsement to title policy issued by the Title Company as of the date hereof; and (iv) Policy Number 135-00-592912 related to the Mortgage concerning The Harrison as endorsed pursuant to that certain endorsement to title policy issued by the Title Company as of the date hereof .

         1.42 Towne Centre. The term "Towne Centre" shall mean that certain congregate care community owned by Borrower in Merrillville, Indiana commonly known as Towne Centre Retirement Community as further described in Exhibit "A".

                                  ARTICLE  2.

                              AGREEMENTS OF LENDER

         2.1 Commitment of Lender. As of the date hereof, Lender has made an initial Advance to Borrower of Tranche B (as defined in the Note) in the amount of $5,640,238.20. Subject to the conditions hereof, and provided that an Event of Default has not occurred, Lender will make further Advances to Borrower of Tranche B and Tranche A in accordance with this Loan Agreement and solely for the purposes set forth in Section 1.21.

         2.2 Interest on the Loan, Adjustment of Interest. Interest on the Loan, at the rate specified in the Note, shall be computed on the outstanding balance of Advances and shall be computed with respect to each Advance only from the date of such Advance. Since the term of the Loan may be reduced to less than the full stated term under various circumstances, it is not possible at the time of execution of this Agreement to determine whether interest charged under the Note together with other loan charges constituting interest (herein called "Loan Financing Charges") will exceed the maximum interest rate permitted by applicable law for the actual term of the Loan. Therefore, the parties agree that at the end of the actual term of the Loan (as it may be renewed or extended), the following calculations will be made: (i) first, the Loan Fees (to the extent that they constitute interest) shall be added to the interest charged, collected or received by Lender under the Note, such total being hereinafter called the "Stated Interest"; and (ii) second, the maximum amount of interest that may be charged under applicable law(including, without limitation, Section 501 of the Depository Institutions Deregulation and Monetary Control Act of 1980, Public Law No. 96-221) for the actual term of the Loan on the principal balance remaining unpaid from time to time shall be calculated. If the Stated Interest exceeds the Maximum Interest (as defined in the Note), the amount of such excess shall be credited to the principal amount of the Note or refunded immediately to Borrower if such principal amount has theretofore been entirely paid. In no event shall the amount of the Loan Fees together with the interest charged, collected or received by Lender under the Note exceed the highest interest rate permitted by applicable law for the actual term of the Loan.

         2.3 Limitation on Aggregate Amount of Advances. In no event shall Lender be required to make any Advances in which the aggregate will exceed $77,000,000.00 or if the making of such Advance would cause Lender to violate any law, rule or regulation to which Lender is subject limiting the amount that may be advanced by Lender as contemplated in this Loan Agreement.

         2.4 Conditions to Tranche B Advances. As a condition precedent to each Advance of Tranche B (a "Tranche B Advance") hereunder, in addition to all other requirements herein, Borrower must satisfy the following requirements and, if required by Lender, deliver to Lender evidence of such satisfaction:

                 (a) Borrower shall deliver to Lender a Request for Advance in the form attached hereto as Exhibit "B" at least three (3) business days prior to the date such advance is to be made; in no event may Borrower request an Advance after December 15, 1997;

                 (b)      There shall then exist no Event of Default;

                 (c) The representations and warranties made in this Loan Agreement and the other Loan Documents shall be true and correct on and as of the date of each Tranche B Advance, with the same effect as if made on that date;

                 (d) There shall be no material adverse change in or modification of the financial condition of Borrower, HCP or NHP;'

                 (e) Each Tranche B Advance shall be in an amount equal to at least $250,000.00;

                 (f) The maximum aggregate amount of Tranche B Advances (other than the initial Tranche B Advance) shall be $7,000,000.00; Borrower shall have no right to request, and Lender shall have no obligation to readvance any sums that may be prepaid by Borrower.

                 (g) Lender shall have received satisfactory evidence (which may include an endorsement to the Title Insurance Policies or a lien search with respect to each Property and a lien search with respect to the Partnership Properties) that there are no liens or encumbrances on the Properties or the Partnership Properties other than those approved by Lender as of the date hereof and contained in the Title Insurance Policies issued to Lender as of the date hereof.

                 (h) Lehman is holding Securities pursuant to the Repurchase Agreement in with a Market Value equal to or greater than $64,500,000.00

         2.5 Tranche A Advances. Borrower acknowledges that Lender is obligated, whether or not an Event of Default exists under this Loan Agreement or any other Loan Documents, to pay to Lehman any payments Borrower is required to make pursuant to the Repurchase Agreement in the event of a failure by Borrower to make such payments. Such obligation of Lender shall remain in full force and effect, notwithstanding the occurrence or continuation of an Event of Default under this Loan Agreement or any other Loan Documents, until all indebtedness evidenced by the Note (including the obligations of Borrower under the Repurchase Agreement) shall have been paid in full and the Repurchase Agreement has been terminated. Borrower acknowledges that any such disbursements shall constitute an obligatory Advance of a portion of Tranche A under the Note (each such advance, a "Tranche A Advance"). In the event of such payments by Lender, a Tranche A Advance shall be made simultaneously with, and in the amount of such payment and Borrower shall commence paying interest on such Tranche A Advance as provided in the Note. Borrower further acknowledges and agrees that, except as set forth in this Section 2.5, Borrower shall have no right to request an Advance of Tranche A, and that the maximum aggregate amount of Tranche A Advances shall not exceed $64,500,000.00.

         2.6 Future Acquisition. Borrower understands and agrees that so long as Borrower has outstanding obligations to Lender related to the Loan, Borrower shall not acquire any other retirement community, nursing home facility, or other real estate property without the Lender's prior written consent.

         2.7 No Waiver. No Advance shall constitute a waiver of any condition precedent to the obligation of Lender to make any further Advance or preclude Lender from thereafter declaring the failure of Borrower to satisfy such condition precedent to be an Event of Default.

         2.8 Conditions Precedent for the Benefit of Lender. All conditions precedent to the obligation of Lender to make any Advance are imposed hereby solely for the benefit of Lender, and no other party may require satisfaction of any such condition precedent or be entitled to assume that Lender will refuse to make any Advance in the absence of strict compliance with such conditions precedent. All requirements of this Loan Agreement may be waived by Lender, in whole or in part, at any time, in a writing signed by Lender.

         2.9 Payment Procedure. All payments and prepayments made by Borrower under the Note or this Loan Agreement shall be made to Lender at its offices specified herein in immediately available funds before 2:00 p.m. New York time, on the date that such payment is required to be made. Any payment received and accepted by Lender after such time shall be considered for all purposes (including the calculation of interest) to the extent permitted by law, as having been made to Lender on the next following Business Day.

         2.10 Full Recourse. The Loan is fully recourse to Borrower and Borrower shall be fully liable for the indebtedness evidenced by the Note and for the performance of all agreements in this Loan Agreement, the Mortgages and the other Loan Documents.

         2.11 Release by Lender: Further Assurances. Upon the satisfaction of the Note and all other applicable obligations of Borrower arising under the Loan Documents, including the payment in full of all principal, interest and other sums due under the Note, the Loan Documents and the termination of the Repurchase Agreement, Lender shall, at Borrower's cost and expense, promptly take all necessary action, make all required deliveries and provide all release documents and/or instruments required to terminate and release the collateral security and liens provided by Borrower to secure the Loan. Further, Lender agrees to cooperate with Borrower and, at Borrower's cost and expense, provide such further documentation as may be reasonably required to better evidence, confirm or acknowledge such release and termination of Lender's lien or security rights and interests in and to the collateral security, it being understood that the Loan may be repaid from proceeds arising from the sale of such collateral security by Borrower in connection with the proposed initial public offering by Capital Senior Living Corporation.

                                  ARTICLE  3.

                   REPRESENTATIONS AND WARRANTIES OF BORROWER

         Borrower hereby represents and warrants as follows:

         3.1 Organization and Authority of Borrower and its General Partner. Borrower is a duly organized, validly existing Delaware limited partnership and in good standing under the applicable laws of Delaware, and is qualified to do business and is in good standing in each state where its business activities require such qualification, with full power and authority to enter into this Agreement. Borrower's general partner, Retirement Living Communities L.P., is an Indiana limited partnership in good standing under applicable laws of Indiana and is qualified to do business and is in good standing in each state where its business activities require such qualification with full power and authority to enter into this Agreement. If the issuance of any interest in Borrower, or in any constituent business entity of Borrower is subject to any state or federal securities laws and/or the rules and regulations of the Securities and Exchange Commission, each such issuance has been and will be in compliance with all said laws and regulations to which it is subject.

         3.2 Execution and Delivery of Loan Documents. The execution and delivery of the Loan Documents executed or delivered by Borrower, and the consummation of the transactions contemplated thereby: (i) have been duly authorized by all actions required under the ten-ns and provisions of their governing instruments, and to the best of Borrower's knowledge, the laws of the State of New York, and/or any applicable requirement of a Governmental Authority; (ii) create legal, valid and binding obligations on Borrower; (iii) do not require the approval or consent of any Governmental Authority having jurisdiction over Borrower, or the property of Borrower; and (iv) with respect to Borrower, and to the best of knowledge of Borrower with respect to HCP and NHP, do not and will not constitute a violation of, or default under, (A) the governing instruments of Borrower, of HCP or NHP, (B) any requirement of a Governmental Authority applicable to Borrower, HCP or NHP, or (C) any mortgage, indenture, agreement, commitment, or instrument to which Borrower, HCP or NHP is a party or by which any of their assets are bound, nor create or cause to be created any mortgage, lien, encumbrance, or charge against the assets of Borrower other than those expressly permitted by the Loan Documents.

         3.3 Information Supplied by Borrower. The Financial Statements of Borrower; Retirement Living Communities, L.P.; Capital Retirement Group, Inc.; HCP and NHP heretofore delivered to Under are true, complete and correct in all material respects, have been prepared on a consistent basis and fairly and accurately present the respective financial conditions of the subjects thereof as of the respective dates thereof. No material adverse change has occurred since the respective dates thereof. Borrower has delivered true and correct copies of the federal income tax returns of Retirement Living Fiduciary Corp.

         3.4 Compliance with Laws. To Borrower's knowledge, the use of the Property and the Partnership Properties comply with all Government Requirements, applicable zoning ordinances, regulations and restrictive covenants affecting the Property, the Partnership Properties and all other requirements of a Governmental Authority, and all requirements for such use have been satisfied.

         3.5     Licenses; Permits.   Borrower represents and warrants to
Lender that, to Borrower's knowledge, all necessary licenses, permits and other necessary certificates have been issued in Borrower's or Manager's name with respect to the Property (or in HCP's or the Operator's name or NHP's or the applicable Partnership Property Manager's name, as applicable, with respect to the Partnership Properties) and Borrower and Manager (or HCP or the applicable Operator, or NHP or the applicable Partnership Property Manager, as applicable, with respect to the Partnership Properties) is in good standing with all Governmental Authorities in connection with all nursing home beds required to be licensed and other facilities constituting a portion of the Property or the Partnership Properties. Borrower represents and warrants to Lender that no health care or similar licenses or permits are required for the Partnership Properties owned by NHP. Borrower further represents and warrants that all necessary and applicable certificates of occupancy, permits and other appropriate authorization and approval matters from Governmental Authorities have been issued and are in existence with regard to the Property and the Partnership Properties. Borrower will provide Lender copies of all regulatory surveys and reports required by Governmental Authorities for the nursing care facilities which Borrower, HCP or NHP operates within 10 Business Days after Borrower's receipt thereof.

         3.6 No Defaults. Borrower is not in default under any of the Loan Documents, and no event has occurred which by notice, the passage of time or otherwise would constitute an event of default under any of the Loan Documents. None of Borrower, HCP or NHP is in default in the payment of any indebtedness for borrowed money or under the terms and provisions of any agreement or instrument evidencing any such indebtedness, and, to Borrower's knowledge, none of Borrower, HCP or NHP is in default with respect to any order, writ, injunction, decree or demand of any court or of any other requirement of a Governmental Authority.

         3.7 Access and Utilities. The Property and each Partnership Property is in good condition and repair, is free of any material defects and has adequate rights of access to public ways and all water, sanitary sewer and storm drain facilities. All public utilities necessary or convenient to the full use and enjoyment of the Property and each Partnership Property are available at the boundaries of the Property and each Partnership Property and same are in service. All roads necessary for the full utilization of the Property and each Partnership Property for their intended purposes are present or the necessary rights-of-way therefor have either been acquired.

         3.8 Lien Potential. None of Borrower, HCP or NHP has made any contract or arrangement of any kind which has given rise to (or the performance of which by the other party thereto would give rise to) a lien or claim of lien on the Property or the Partnership Properties or the Partnership Interests, or other collateral covered by the Loan Documents, except for the collateral documents executed in connection with the Loan and the NHP Notes.

         3.9 Complete Information. No representation or warranty of Borrower contained in any of the Loan Documents, and no statement contained in any certificate, schedule, list, financial statement or other instrument furnished to Lender by or on behalf of Borrower, HCP or NHP contains, or will intentionally contain, any untrue statement of a material fact, or omits, or will intentionally omit, to state a material fact necessary to make the statements contained herein or therein not misleading. To Borrower's knowledge, all information material to the transactions contemplated herein has been expressly disclosed in writing by Borrower to Lender.

         3.10 Investment Company Act. Borrower is not an investment company as defined in the Investment Company Act of 1940, as amended.

         3.11 Payment of Taxes. Borrower, HCP and NHP have filed all federal, state and other tax returns and reports required to be filed, and has paid all taxes as shown on said returns and reports and all assessments received by it to the extent that such taxes and assessments have become due (except to the extent that the same are being contested in good faith by appropriate proceedings diligently prosecuted and as to which adequate reserves have been set aside in conformity with generally accepted accounting principles).

         3.12    Intentionally Deleted.

         3.13 Suits, Actions, etc. There are no actions, suits, or proceedings pending or, to Borrower's knowledge, threatened in any court or before or by any individual, entity or Governmental Authority against or affecting Borrower; Retirement Living Communities L.P.; Capital Retirement Group, Inc.; Retirement Living Fiduciary Corp.; HCP or NHP which could have a material adverse effect on the ability of each of any such parties, as applicable, to perform their respective obligations under the Loan Documents or otherwise, or against or affecting the Property, the Partnership Properties or the Partnership Interests, or involving the validity, enforceability, or priority of any of the Loan Documents, at law or in equity. The consummation of the transactions contemplated hereby, and the performance of any of the terms and conditions hereof and of the other Loan Documents by Borrower, will not result in a breach of, or constitute a default in, any mortgage, deed of trust, lease, promissory note, loan agreement, credit agreement, partnership agreement, or other agreement to which Borrower or any of the forenamed entities is a party or by which Borrower, HCP or NHP may be bound.

         3.14 Title to the Property. Borrower holds full legal and equitable title to the Property subject only to title exceptions set forth in the Title Insurance Policies. Borrower holds full legal and equitable title to the Partnership Interests and the NHP Notes subject to no liens or encumbrances. HCP and NHP hold full legal and equitable title to the respective Partnership Properties subject only to such liens and encumbrances approved by Lenders as of the date hereof.

         3.15    ERISA Compliance.

                 (a) As of the date hereof and throughout the term of the Loan, Borrower is not and will not be an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, and (ii) the assets of Borrower do not and will not constitute "plan assets" of one or more such plans for purposes of Title I of ERISA, and

                 (b) As of the date hereof and throughout the term of the Loan (i) Borrower is not and will not be a "governmental plan" within the meaning of Section 3(3) of ERISA and (ii) transactions by or with Borrower are not and will not be subject to state statutes applicable to Borrower regulating investments of and fiduciary obligations with respect to governmental plans.

         3.16 Mortgage Debt. There are no mortgages, deeds of trust, or similar liens or encumbrances securing any debt on any of the Partnership Properties other than the liens securing the NHP Notes or as set forth on Exhibit D to this Loan Agreement.

         3.17 Solvency. Each of Borrower, HCP and NHP are solvent as of the date hereof.

         3.18 Illegal Activity. No portion of the Property or the Partnership Properties, the NHP Notes or the Partnership Interests have been purchased with the proceeds of illegal activity.

                                  ARTICLE  4.

                      COVENANTS AND AGREEMENTS OF BORROWER

         Borrower hereby covenants and agrees as follows:

         4.1 Compliance with Governmental Requirements. Borrower, HCP and NHP shall timely comply in all material respects with all Governmental Requirements and, if requested by Lender, deliver to Lender evidence of such compliance.

         4.2 Correction of Defects. Borrower shall correct or cause to be corrected (a) any material defect in the Improvements, or (b) any encroachment by any part of the Improvements or any other structure located on the Property or any Partnership Property on any building line, easement, property line, or restricted area.

         4.3     Underground Storage Tanks.   Borrower represents and warrants:
(i) Borrower has formally registered underground storage tanks ("UST's") located at Towne Centre and Canton Regency with all Governmental Authorities;
(ii) the UST's are in full compliance with all Governmental Requirements; (iii) to the best of Borrower's knowledge, the UST's do not leak and are in first class condition; (iv) Borrower has conducted tightness tests on the UST's and has provided or shall upon request provide Lender with copies of all such test results, and shall comply with all future requirements, requests and recommendations of Lender concerning the UST'S; (v) Borrower shall fully comply with all future obligations and otherwise maintain said UST's in a manner so as to comply with all future Governmental Requirements.

         4.4 Inspection of the Property. Borrower shall permit, and shall cause HCP and NHP to permit Lender, any Governmental Authority, and their agents and representatives, to enter upon the Property or any Partnership Property and any location for the purpose of inspection of the Property at all reasonable times.

         4.5     Notices by Governmental Authority Fire and Casualty Losses,
etc.   Borrower shall timely comply with and promptly furnish, and cause HCP and NHP to timely comply with and promptly furnish, to Lender true and complete copies of any official notice or claim by any Governmental Authority pertaining to the Property or any Partnership Property. Borrower shall promptly notify Lender of any fire or other casualty or any notice of taking or eminent domain action or proceeding affecting the Property or any Partnership Property.

         4.6 Expenses. Whether or not the transactions contemplated under this Loan Agreement and the Loan Documents shall be consummated, Borrower shall pay all expenses in connection with such transactions, including, without limitation, the cost and expenses of preparation of this Loan Agreement and of any other document or instrument Lender considers necessary or appropriate with respect to the Loan, the cost and expenses of or incident to the enforcement or performance of and compliance with any of the provisions of this Loan Agreement or any agreement or condition contained in any other document or instrument required by Lender, and any other costs and expenses related to the transactions contemplated under this Loan Agreement. Furthermore, Borrower agrees to reimburse Lender for all other expenses incurred by Lender associated with the due diligence examination of the Property, the Partnership Properties, the NHP Notes and the Partnership Interests, review of all materials and records presented to Lender, travel expenses incurred for inspection of the Property, and the Partnership Properties, reasonable attorney's fees incurred and other costs and expenses related to the Loan.

         4.7 Additional Acts. In addition to the acts recited herein and contemplated to be performed, executed and/or delivered by Borrower, Borrower hereby agrees, at any time, and from time to time, to perform, execute and/or deliver to Lender any and all such further acts, additional instruments, or further assurances as may be necessary or proper to (i) implement the intent of the parties under this Loan Agreement; (ii) correct any errors in this Loan Agreement or any other instrument relating thereto or any other Loan Document;
(iii) assure Lender a valid and direct first lien and prior first perfected security interest under the Loan Documents or any of them on the Property and/or the Partnership Interest; (iv) create, perfect, preserve, maintain and protect the liens and security interests created or intended to be created by the Loan Documents; and (v) provide the rights and remedies to Lender granted or provided for by the Loan Documents.

         4.8 Inspection of Property, Books and Records. Borrower shall permit, and shall cause HCP and NHP to permit, Lender, at all reasonable times:
(i) to examine and inspect the Property and the Partnership Properties; and
(ii) examine, inspect and copy the books and records of Borrower pertaining to the Loan, the Property, the Partnership Properties and all contracts, statements, invoices, bills, and claims related thereto and the Partnership Interests. All such books and records shall be kept and maintained in accordance with generally accepted accounting principles.

         4.9 Defense of Actions. Lender may (but shall not be obligated to) commence, appear in, or defend any action or proceeding purporting to affect the Loan, the Property, the Partnership Interests or the Partnership Properties, or the respective rights and obligations of Lender and Borrower pursuant to this Loan Agreement. Lender may (but shall not be obligated to) pay all necessary expenses, including attorneys' fees and expenses incurred in connection with such proceedings or actions, which Borrower agrees to repay to Lender upon demand.

         4.10    Prohibition of Assignment or Debt.

                 (a) Borrower shall not assign or encumber any interest in the Property, the Partnership Interests, or the NHP Notes, or consent to the encumbrance of an interest in Borrower's general partner without the prior written consent of Lender, and the general partner of Borrower shall not assign or encumber any interest in Borrower without the prior written consent of Lender except sales of limited partnership units in Borrower in the ordinary course of business. Borrower shall not (i) incur any other debt or contingent liability except as may be approved in writing by Lender; (ii) pledge any assets belonging to Borrower except as may be approved by Lender; or (iii) dispose of any asset (personal property or real property) belonging to Borrower without the prior written consent of

         Lender; provided, however, that with respect to the purchase of inventory, supplies and equipment necessary for the day to day operation of any one or more of the facilities comprising the Property, and the purchase of any equipment necessary for the repair and/or replacement of any equipment or improvement used or operated in connection with any one or more of the facilities comprising the Property, nothing herein shall prohibit such purchases, replacements or dispositions or require Lender's approval; further provided however, nothing herein is intended to revise or diminish Borrower's rights stated in Section 2.5 above in connection with the acquisition of other properties which meet the financial criteria set forth therein. Borrower shall make no loans whatsoever to anyone without the prior written consent of Lender.

                 (b) Neither HCP or NHP shall assign or encumber any interest in the Partnership Properties without the prior written consent of Lender. Neither HCP or NHP shall (i) incur any other debt or contingent liability except as may be approved in writing by Lender; (ii) any assets belonging to HCP or NHP except as may be approved by Lender; or (iii) dispose of any asset (personal property or real property) belonging to HCP or NHP without the prior written consent of Lender; provided, however, that with respect to the purchase of inventory, supplies and equipment necessary for the day to day operation of any one or more of the facilities comprising the Partnership Properties, and the purchase of any equipment necessary for the repair and/or replacement of any equipment or improvement used or operated in connection with any one or more of the facilities comprising the Partnership Properties, nothing herein shall prohibit such purchases, replacements or dispositions or require Lender's approval. Neither HCP or NHP shall make any loans whatsoever to anyone without the prior written consent of Lender.

                 (c) Without the prior written consent of Lender, Borrower shall not enter into any merger or consolidation with, or sell, lease, transfer or otherwise dispose of all or substantially all of its assets to any entity.

                 (d) Borrower, HCP and NHP shall carry on and conduct their business in substantially the same manner and substantially the same field of enterprise as it is presently conducted.

         4.11 Payment of Claims. Borrower, HCP or NHP shall promptly pay or cause to be paid when due all costs and expenses incurred in connection with the Property, the Partnership Properties and the Improvements, and Borrower, HCP or NHP shall keep the Property and the Partnership Properties free and clear of any liens, charges, or claims other than the lien of the Mortgage and other liens approved in writing by Lender. Notwithstanding anything to the contrary contained in this Loan Agreement, Borrower, HCP or NHP, provided such entity does so in good faith and in diligent and continuous manner, may (a) contest the validity or amount of any claim of any contractor, consultant, or other person providing labor, materials, or services with respect to the Property or the Partnership Properties, and (b) contest any tax or special assessments levied by any Governmental Requirements, and such contest on the part of Borrower, HCP or NHP shall not be a default hereunder and shall not release Lender from its obligations to make Advances hereunder; provided, however, that during the pendency of any such contest, Borrower, HCP or NHP, as applicable, shall furnish to Lender and the Title Company an indemnity bond with a corporate surety satisfactory to Lender and the Title Company, a new letter of credit issued by a financial institution approved by Lender and the Title Company, or other security acceptable to them, in an amount equal to twice the amount being contested plus a reasonable additional sum to cover possible costs, interest, and penalties and provided further that Borrower, HCP and NHP, as applicable, shall pay any amount adjudged by a court of competent jurisdiction to be due, with all costs, interest, and penalties thereon, before such judgment becomes a lien on the Property or the Partnership Properties.

         4.12 Restrictions and Annexation. Borrower shall not, and shall not permit HCP or NHP to, impose any restrictive covenants or encumbrances upon the Property or the Partnership Properties, execute or file any subdivision plat affecting the Property or the Partnership Properties, take any action whatsoever to convert the Property or the Partnership Properties or any part thereof to a condominium or cooperative, or consent to any action taken by any Governmental Authority without the prior written consent of Lender.

         4.13 Current Financial Statements and 1OK's. Borrower shall deliver to Lender current annual audited Financial Statements of Borrower, along with a copy of any Form 10K filed with the Securities and Exchange Commission within ninety (90) days after the end of Borrower's fiscal year. In addition Borrower will promptly prepare and deliver, or cause to be prepared and delivered, to Lender such other Financial Statements as Lender may from time to time reasonably request.

         4.14 Tax Receipts. Borrower shall furnish Lender with receipts, or tax statements marked "Paid" to evidence the payment of all taxes levied on the Property and the Partnership Properties on or before thirty (30) days prior to the date such taxes become delinquent.

         4.15 Quarterly Reports. Borrower will provide Lender with copies of each Form 10-Q filed with the Securities and Exchange Commission, together with quarterly unaudited Financial Statements, within 60 days of the end of each calendar quarter.

         4.16    Maintenance of Securities.

                 (a) At all times during the term of the Loan, Borrower shall maintain Securities with a Market Value (as defined in the Repurchase Agreement) of at least at least $64,500,000.00 in an account maintained by Lehman pursuant to the Repurchase Agreement. On the date hereof, Borrower shall sell and deliver to Lehman U.S. Treasury issues (primary issue) ("U.S. Treasuries") with a maturity of 3 months, or such other U.S. Government obligations satisfactory to Borrower and Lender with a maturity of less than 3 months, in either case with a Market Value of at least $64,500,000.00, and enter into a Repurchase Agreement with Lehman which provides for a Repurchase Date on the date of such Securities' maturity. Unless the Loan has been repaid in full as of each such Repurchase Date, Borrower shall on each such Repurchase Date (i) repurchase the Securities pursuant to the Repurchase Agreement, (ii) sell and deliver to Lehman replacement U.S. Treasuries with a maturity equal to 3 months, or such other U. S. Government obligations satisfactory to Borrower and Lender with a maturity of less than 3 months, in either case with a Market Value of at least $64,500,000.00, (iii) simultaneously enter into a confirmation pursuant to the Repurchase Agreement with Lehman which provides for a Repurchase Date on the date of such Securities' maturity, and (iv) pay to Lehman a fee of $5,000.00 in connection with the replacement of the Securities. Borrower and Lender agree and acknowledge that all or a portion of the Repurchase Price may be used by Lehman to purchase the replacement Securities.

                 (b) Borrower has collaterally assigned its interest in the Repurchase Agreement to Lender as additional security for the repayment of the Loan, and all payments due thereunder to Borrower, whether as a result of the occurrence of an Event of Default under the Repurchase Agreement or upon the Maturity Date, or otherwise, shall be paid to Lender and applied to the payment of the indebtedness evidenced by the Note in such order and priority as Lender may determine in its sole discretion.

         4.17 Loan Fees. On the date hereof, Borrower shall pay Lender an administrative fee equal to $15,000.00.

         4.18 Affiliated Transactions. Borrower agrees that all transactions with third party entities will be fully negotiated and shall be on an "arms-length" bona fide type basis. Although none of Borrower, HCP or NHP is prohibited from entering into service agreements or other contracts with affiliated entities, any such agreements shall be on competitive terms, and shall otherwise be fair and equitable. Any agreement with a third party affiliated entity (other than an agreement entered into in connection with an initial public offering of Capital Senior Living, Inc. shall be subject to review and approval by Lender and shall be subject to termination if same does not meet with Lender's reasonable approval; provided however, Lender acknowledges its consent and approval of management fees payable under the management agreements approved by Lender as evidenced by the Specific Assignment, Subordination and Attornment Agreement of June 30, 1997 between Manager, Borrower and Lender.

         4.19 Distribution Prohibition. Prior written approval from Lender shall be required in connection with any proposed distribution by Borrower, to any partner, investor, or other related affiliated entity except for the reimbursement of actual expenses incurred and the payment of commissions and fees to Borrower's general partner as provided for in the Partnership Agreement.

         4.20    ERISA.

                 (a) Borrower shall not engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Lender of any of its rights under the Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

                 (b) Borrower further covenants and agrees to deliver to Under such certifications or other evidence from time to time throughout the term of the Loan as requested by Under in its sole discretion, that (i) Borrower is not an "employee benefit plan" as defined in Section 3(3) of ERISA; (ii) Borrower is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (iii) one or more of the following circumstances is true:

                          (A) Equity interests in Borrower are publicly offered securities, within the meaning of 29 C.F.R. Section 2510.3-101(b)(2);

                          (B) Less than 25 percent of each outstanding class of equity interests in Borrower are held by "benefit plan investors" within the meaning of 29 C.F.R. Section 2510.3-101(f)(2); or

                          (C) Borrower qualifies as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R. Section 2510.3-101(c) or (e) or an investment company registered under The Investment Company Act of 1940.

         4.21 Maintenance of Insurance on Partnership Properties. HCP shall maintain insurance with respect to each of the Partnership Properties owned by HCP that meets the requirements of the Insurance Policies set forth in the Mortgages unless such Partnership Properties are subject to mortgage debt as set forth in Exhibit D, in which case such insurance shall meet the requirements contained in such mortgages, and NHP shall maintain the insurance required pursuant to the NHP Indenture with respect to each Partnership Property owned by NHP.

                                  ARTICLE  5.

                         RIGHTS AND REMEDIES OF LENDER

         5.1 Acceleration. Upon the occurrence of an Event of Default, subject to the terms and conditions of the Note, Under may, at its option, declare the Loan immediately due and payable without notice of any kind.

         5.2 Cessation of Advances. Upon the occurrence of an Event of Default, the obligation of Lender to disburse the Loan and all other obligations of Lender hereunder shall, at Lender's option, immediately terminate.

         5.3 No Waiver or Exhaustion. No waiver by Lender of any of its rights or remedies hereunder, in the other Loan Documents, or otherwise, shall be considered a waiver of any other or subsequent right or remedy of Lender, no delay or omission in the exercise or enforcement by Lender of any rights or remedies shall ever be construed as a waiver of any right or remedy of Lender; and no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of Lender.

                                  ARTICLE  6.

                                INDEMNIFICATION

         Borrower agrees to and does hereby indemnify Lender and hold Lender harmless as follows:

         (a) against any and all claims, demands, causes of action, loss, damage, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees and court costs and settlement costs) ("Losses") asserted against or incurred by Lender by reason of, arising out of, or in connection with. the Loan, the Partnership Interests, the Partnership Pledges, the Repurchase Agreement, the NHP Note Pledge, the NHP Notes and/or any violation or breach by Borrower of any of the terms and provisions of the Loan Documents, unless such claims, demands, causes of action, loss damages, liabilities, costs or expenses result from the gross negligence or willful misconduct of Lender.

         (b) Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Lender from and against any and all Losses (including, without limitation, reasonable attorneys' fees and costs incurred in the investigation, defense, and settlement of Losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required, in Lender's sole discretion) that Lender may incur, directly or indirectly, as a result of a default under Sections 3.15 or 4.20 of this Loan Agreement or any other provision herein that relates to ERISA.

                                  ARTICLE  7.

                            ENVIRONMENTAL COMPLIANCE

         Borrower represents that, except for medical wastes generated and removed in compliance with all environmental laws and in the ordinary course of operation of the Property and the Partnership Properties, there are no toxic wastes or other toxic or hazardous substances or materials being generated, stored or otherwise used or held on, under or about the Property or the Partnership Properties (save and except the fuel oil stored in the underground storage tanks described herein related to Towne Centre and Canton Regency), or being transported to, from or across the Property or the Partnership Properties, by Borrower or, to Borrower's knowledge, any other person, and Borrower shall at no time permit the same. Borrower represents that it has not, and to Borrower's knowledge no other person or other entity has, released or otherwise discharged any such wastes, substances or materials on, under or about the Property or the Partnership Properties.. In the event that any such wastes, substances or materials are hereafter found or otherwise exist on, under or about the Property or the Partnership Properties, Borrower shall take all necessary and appropriate actions and shall spend all necessary sums to cause the same to be cleaned up and immediately removed, and Lender shall in no event be liable or responsible for any costs or expenses incurred in so doing. Borrower shall at all times observe and satisfy the requirements of and maintain the Property and the Partnership Properties in compliance with all federal, state and local environmental protection, occupational, health and safety or similar laws, ordinances, restrictions, licenses, and regulations, including but not limited to the Federal Water Pollution Prevention and Control Act (33 U.S.C. Section 1251 et seq.), Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), Safe Drinking Water Act (42 U.S.C. Section 300f u.), Toxic Substances Control Act (I 5 U.S.
C. Section 2601 et seq., the Clean Air Act (42 U.S.C. Section 7401 et seq.), and Comprehensive Environmental Response of Compensation and Liability Act (42 U.S.C. Section 9601 et seq.). Should Borrower at any time default in or fail to perform or observe any of its obligations under this Article 7, Lender shall have the right, but not the duty, without limitation upon any of Lender's rights pursuant thereto, to perform the same, and Borrower agrees to pay to Lender, on demand, all costs and expenses incurred by Lender in connection therewith, including without limitation reasonable attorneys' fees, together with interest from the date of expenditure at the default rate specified in the Note. Borrower hereby indemnities Lender and agrees to hold Lender harmless from and against any loss incurred by or liability imposed on Lender by reason of (i) Borrower's failure to perform or observe any of its obligations or agreements under this Article 7, or (ii) any of its representations under this
Article 7, having been materially incorrect, including without limitation any and all reasonable attorneys' fees and costs incurred in connection with any lawsuit or court action, or any proceeding before or involving any state or federal or other regulatory agency or other governmental agency. Borrower further agrees that it shall indemnify, defend and hold Lender harmless from and against any claim, action, suit, proceeding, loss, cost, damage, liability, deficiency, fine, penalty, punitive damage or expense (including, without limitation, reasonable attorneys' fees) resulting from, arising out of, or based upon (i) the presence, release, use, generation, discharge, storage or disposal of any hazardous or toxic wastes or materials on, under, in or about, or the transportation of any such wastes to or from, the Property or the Partnership Properties, or (ii) the violation, or alleged violation, of any statute, ordinance, order, rule, regulation, permit, judgment or license relating to the use, generation, release, discharge, storage, disposal or transportation of hazardous or toxic wastes or materials on, under, in or about, to or from, the Property or the Partnership Properties. This indemnity shall include, without limitation, any damage, liability, fine, penalty, punitive damage, cost or expense (including without limitation all post-foreclosure cleanup and removal costs and expenses) arising from or out of any claim, action, suit or proceeding for personal injury (including sickness, disease or death), tangible or intangible property damage, compensation for lost wages, business income, profits, or other economic loss, damage to the natural resources or the environment, nuisance, pollution, contamination, leak, spill, release or other adverse effect on the environment. The obligations of Borrower and the rights of Lender under this Article 7 are in addition to and not in substitution of the obligations of Borrower and rights of Lender under the laws and regulations cited above in this Article 7, and any other similar applicable laws. As used herein, the terms "toxic" or "hazardous" wastes, substances or materials shall include, without limitation, all those so designated and all those in any way regulated by any of the above-cited laws or regulations, or any other present or future environmental or other similar laws or regulations, as well as laboratory wastes, medical waste and biohazardous waste, contaminated clothing, body fluids, contaminated medical instruments and equipment, catheters, used bandages, gauzes, needles and other sharps.

                                  ARTICLE  8.

                          GENERAL TERMS AND CONDITIONS

         8.1 Notices. All notices, demands requests, and other communications required or permitted hereunder shall be in writing and shall be deemed to have been given and received when presented personally or three (3) business days after being deposited in a regularly maintained receptacle for the United States Postal Service, postage prepaid, registered or certified, return receipt requested, addressed to Borrower or Lender, as the case may be, at the respective addresses set forth below or such other address as Borrower or Lender may from time to time designate by written notice to the other as herein required. The address for notices hereunder is:

Borrower:                 Capital Senior Living Communities, L.P.
                          c/o Capital Retirement Group Inc.
                          14160 Dallas Parkway
                          Dallas, Texas 75240
                          Attention:   Mr. David R. Brickman
                          Telephone:  (972) 770-5600
                          Facsimile:   (972) 770-5666

with a copy to:

                          Lowe Gray Steele & Darko
                          111 Monument Circles Suite 4600
                          Indianapolis, Indiana 46204
                          Attention:   Mr. David A. Shelton
                          Telephone:  (317) 236-8020
                          Facsimile:   (317) 236-6472

Lender:                   Lehman Brothers Holdings, Inc.
                          3 World Financial Center
                          New York, New York 10285
                          Attention:   Ms. Allyson Bailey
                          Telephone:  (212) 526-5849
                          Facsimile:   (212) 526-5484

with a copy to:           Hatfield Philips
                          Suite 2300 Marquis Two Tower
                          285 Peachtree Center Avenue
                          Atlanta, Georgia 30303
                          Attention:   Mr. Greg Winchester
                          Telephone:  (404) 420-5600
                          Facsimile:   (404) 420-5610

         8.2 Modifications. No provision of this Loan Agreement or the other Loan Documents may be modified, waived, or terminated except by instrument in writing executed by the party against whom a modification, waiver, or termination is sought to be enforced.

         8.3 Severability. In case any of the provisions of this Loan Agreement shall for any reason be held to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Loan Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

         8.4 Election of Remedies. Lender shall have all of the rights and remedies granted in the Loan Documents and available at law or in equity, and these same rights and remedies shall be cumulative and may be pursued separately, successively, or concurrently against Borrower, or any property covered under the Loan Documents at the sole discretion of Lender. The exercise of, or failure to exercise, any of the same shall not constitute a waiver or release thereof or of any other right or remedy, and the same shall be nonexclusive.

         8.5 Form and Substance. All documents, certificates, insurance policies, and other items required under this Loan Agreement and the other Loan Documents to be executed and/or delivered to Lender shall be in form and substance satisfactory to Lender.

         8.6 No Third Party Beneficiary. This Loan Agreement is for the sole benefit of Lender, its successors and assigns, and Borrower, and is not for the benefit of any third party.

         8.7 Number and Gender. Whenever used herein the singular number shall include the plural and the singular, and the use of any gender shall be applicable to all genders. The duties, covenants, obligations, and warranties of Borrower in this Loan Agreement shall be joint and several obligations of Borrower, and of each Borrower, if more than one.

         8.8 Captions. The captions, headings, and arrangements used in this Loan Agreement are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

         8.9 APPLICABLE LAW. THIS LOAN AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS WITHIN SUCH STATE. THIS LOAN AGREEMENT IS FULLY PERFORMABLE IN NEW YORK.

         8.10 Entire Agreement. The Loan Documents constitute the entire understanding and agreement between Borrower and Lender with respect to the transactions arising in connection with the Loan and supersede all prior written or oral understandings and agreements between Borrower and Lender with respect to the matters addressed in the Loan Documents. Borrower hereby acknowledges that, except as incorporated in writing in the Loan Documents, there are not, and were not, and no persons are or were authorized by Lender to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the matters addressed in the Loan Documents.

         8.11 WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER, AND LENDER EACH HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

         8.12 No Joint Venture. Notwithstanding anything to the contrary herein contained, Lender, by entering into this Agreement or by taking any action pursuant hereto, will not be deemed a partner or joint venturer with Borrower, HCP or NHP.

         8.13 Assignment. Lender hereby agrees that it shall not assign this Loan Agreement or the other Loan Documents prior to the occurrence of an Event of Default to any entity other than an affiliate of Lender without the consent of Borrower.

         8.14 Renewal, Modification and Restatement. This Loan Agreement is being executed in renewal, modification and restatement of the First Agreement and the Second Agreement, each executed by Borrower and Prior Lender. To the extent the terms and provisions of this Loan Agreement conflict with or otherwise contradict the terms and provisions of the First Agreement or the Second Agreement, Borrower and Lender hereby agree that this Loan Agreement shall be controlling.

         THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         EXECUTED and DELIVERED as of the date first recited.



                                     LENDER:

                                     LEHMAN BROTHERS HOLDINGS INC.,
                                     D/B/A LEHMAN CAPITAL,
                                     A DIVISION OF LEHMAN BROTHERS
                                     HOLDING INC.


                                     By: /s/ JONATHAN EPSTEIN
                                        ---------------------------------------
                                     Name:   Jonathan Epstein
                                          -------------------------------------
                                     Title:  Authorized Signatory
                                           ------------------------------------

                                     BORROWER:


                                     CAPITAL SENIOR LIVING COMMUNITIES,
                                     L.P., a Delaware limited partnership

                                     By:  Retirement Living Communities, L.P.,
                                          General Partner

                                     By:  Capital Retirement Group, Inc.,
                                          General Partner


                                     By:  /s/ DAVID R. BRICKMAN
                                        ---------------------------------------
                                          David R. Brickman
                                          Vice President

                                  EXHIBIT "A"


I.       CANTON REGENCY RETIREMENT COMMUNITY
         CANTON, STARK COUNTY, OHIO

         Parcel No. 1

         Situated in the Township of Jackson, County of Stark, State of Ohio:

         Known as and being a part of the Southeast Quarter Section 36, Township-11 (Jackson Township), Range-9, Stark County, Ohio, and being more particularly bounded and described as follows:

         Beginning for the same at a point marked by a P.K. nail found at the northeast comer of said Southeast Quarter of Section 36; Thence N 85 degrees 05' 26" W along a portion of the north line of said Southeast Quarter Section 36, a distance of 840.17 feet to a point marked by an iron bar found (said point also being defined as bearing S 85 degrees 05 (sic) 26" E - 704.62 feet with said quarter section line from a point at the northwest comer of a (19.026 acre) tract of land formerly owned by Petros Development, as described in Official Record Volume 257, Page 345), and being the true place of beginning for the tract of land herein described, Thence S 04 degrees 19' 10" W along a common line between the lands of Congregate Housing Partnership of Canton, and said Petros Development, as described in Official Record Volume 412, Pace 820 in said Deed Record, a distance of 493.48 feet to a point marked by an iron bar found, Thence S 85 degrees 05' 26" E continuing along said common line, a distance of 76.18 feet to a point marked by an iron bar set; Thence S 15 degrees 14' 46" E continuing along said common line, a distance of 130.89 feet to a point marked by an iron bar set on the north right-of-way line of 22nd Street N.W. - 60 feet wide, as dedicated in Plat Book 54, Page 106 in the Stark County Records of Plats; Thence along a portion of the north right-of-way line of said 22nd Street N.W. along the arc of a curve to the left in a southwesterly direction, with said curve having a central angle of 31 degrees 33' 21", a radius of 255.00 feet an arc length of 140.45 feet, a distance of 140.45 feet to point marked by an iron bar set on the east line of a 9.65 acre tract of land now or formerly owned by Paul Wilson, as described in Deed Volume 2533, Page 640 in said Deed Records (last stated curve course has a chord bearing and distance of S 58 degrees 58' 20" W - 138.71 feet); Thence N 04 degrees 37' 17" E along a portion of the east line of said Paul Wilson tract, a distance of 104.38 feet to a point marked by an iron bar found; Thence N 85 degrees 37' 21"W along the north line of said Paul Wilson tract of land, a distance of 712.00 feet to a point marked by an iron bar found on the east line of a tract of land now or formerly owned by K.P.C. Associates, as recorded in Official Record Volume 669, Page 344 in Deed Records; Thence N 04 degrees 19' 10" E along a portion of the east line of said K.P.C. Associates tract of land, and along a portion of the east line of a tract of land now or formerly owned by D. Shaheen. as recorded in Official Record Volume 278, page 374 in said deed records, a distance of 600.00 feet to a point marked by a stone found on the north line of said Southeast Quarter Section 36; Thence S 85 degrees 05' 26" E along a portion





                                Exhibit "A" - 1
         of the north line of said Southeast Quarter Section 36, a distance of
         704.62 feet to a point marked by an iron bar found and being the true place of beginning and containing 10.009 acres of land more or less.

         NOTE: Reference direction for the bearing system used in the above description derived from Official Record Volume 257, Page 345, using
         S. 04 degrees 40' 00" W for the east line of the Southeast Quarter
         Section 36, Jackson Township.





                                Exhibit "A" - 2

                                  EXHIBIT "A"


II.      COTTONWOOD VILLAGE RETIREMENT COMMUNITY
         MERIDIAN, YAVAPAI COUNTY, ARIZONA

         A portion of the Northwest one quarter of the Southwest one quarter of
         Section 34, Township 16 North, Range 3 East of the Gila and Salt River Base and Meridian, Yavapai County, Arizona, being more particularly described as follows:

         COMMENCING for reference at the West quarter comer of said Section 34;

         thence North 89 degrees 13 minutes 11 seconds East along the East-West mid-section line of said Section 34, a distance of 87.60 feet to a point;

         thence South 00 degrees 15 minutes 00 seconds East, a distance 48.00 feet to the South right of way line of Mingus Avenue and the East right of way line of Willard Street;

         thence North 89 degrees 13 minutes 11 seconds East along said Southerly right of way line of Mingus Avenue, a distance of 401.51 feet to the TRUE POINT OF BEGINNING;

         thence continuing North 89 degrees 13 minutes 11 seconds East along said Southerly right of way line, a distance of 290.07 feet to a point;

         thence South 00 degrees 48 minutes 56 seconds East, a distance of
         360.62 feet to a point;

         thence South 89 degrees 42 minutes 40 seconds West, a distance of
         238.69 feet to a point;

         thence North 00 degrees 48 minutes 41 seconds West, a distance of
         195.41 feet to a point;

         thence South 89 degrees 05 minutes 15 seconds West, a distance of
         51.40 feet to a point;

         thence North 00 degrees 49 minutes 01 seconds West, a distance of
         163.28 feet to the TRUE POINT OF BEGINNING.

Parcel No. 2:

         A parcel of land located in the Northwest one-quarter of the Southwest one-quarter of Section 34, Township 16 North, Range 3 East of the Gila and Salt River Base and Meridian, Yavapai County, Arizona, being more particularly described as follows:

         COMMENCING for reference at the West quarter corner of said Section
         34;

         thence North 89 degrees 13 minutes 11 seconds East, along the East-West mid-section line of said Section 34, a distance of 87.60 feet to a point;





                                Exhibit "A" - 3
         thence South 00 degrees 15 minutes 00 seconds East, a distance of
         48.00 feet to a point on the Southerly right- of-way of East Mingus Avenue and Easterly right-of-way of Willard Street;

         thence North 89 degrees 13 minutes 11 seconds East, along the said Southerly right-of-way line of East Mingus Avenue, a distance of
         291.58 feet to the TRUE POINT OF BEGINNING.

Parcel No. 3:

         A parcel of land located in the Southwest quarter of Section 34, Township 16 North, Range 3 East of the Gila and Salt River Base and Meridian, Yavapai County, Arizona, more particularly described as follows:

         COMMENCING at the Northwest corner of said Southwest quarter, from which the Northeast corner of said Southwest quarter bears North 89 degrees, 13 minutes, 11 seconds, East, a distance of 2722.03 feet; thence North 89 degrees, 13 minutes, 11 seconds, East, along the North line of said Southwest quarter, a distance of 87.64 feet (87.60 feet - record); thence South 00 degrees, 14 minutes, 29 seconds, East, a distance of 48.02 feet (South 00 degrees, 15 minutes, 00 seconds, East, 48.00 feet - record) to the TRUE POINT OF BEGINNING;

         Thence North 89 degrees, 11 minutes, 56 seconds, East, a distance of
         291.63 feet (North 89 degrees, 13 minutes, 11 seconds, East, 291.58 feet - record); thence South 00 degrees, 48 minutes, 43 seconds, East, a distance of 357.23 feet (South 00 degrees, 49 minutes, 01 seconds, East, 347.19 feet - records); thence South 89 degrees, 43 minutes, 33 seconds, West (South 89 degrees, 42 minutes, 00 seconds, West - record), a distance of 295.18 feet; thence North 00 degrees, 14 minutes 29 seconds, West (North 00 degrees, 15 minutes, 00 seconds, West - record), along the East line of South Willard Street, a distance of 354.54 feet to the TRUE POINT OF BEGINNING.

         EXCEPTING THEREFROM all oil, minerals, ores and metals of every kind, as reserved in Deed recorded in Book 187 of Deeds, Page 331.





                                Exhibit "A" - 4

                                  EXHIBIT "A"

III.     HARRISON RETIREMENT COMMUNITY
         (A/K/A EAGLE VALLEY RETIREMENT COMMUNITY)
         INDIANAPOLIS, MARION COUNTY, INDIANA

         A part of the Southwest Quarter of Section 22, Township 16 North, Range 2 East, in Marion County, Indiana, more particularly described as follows:

         Commencing at the Southeast comer of said Southwest Quarter; thence North 86 degrees 48 minutes 04 seconds West, along the South line of said Quarter, 940.56 feet to the centerline of U.S. Highway 136 (Crawfordsville Road); thence North 60 degrees 32 minutes 36 seconds West, along said centerline, 140.65 feet to the point of beginning; thence continuing North 60 degrees 32 minutes 36 seconds West along said centerline, 579.99 feet; thence North 29 degrees 27 minutes 24 seconds East 344.21 feet, thence South 60 degrees 32 minutes 36 seconds East 556.19 feet to the centerline of Valley Farms Road; thence South 25 degrees 30 minutes 00 seconds West, along said centerline 345.04 feet, the point of beginning.





                                Exhibit "A" - 5

                                  EXHIBIT "A"


IV. TOWNE CENTRE RETIREMENT COMMUNITY (A/K/A MERRILLVILLE TOWN CENTER) MERRILLVILLE, LAKE COUNTY, INDIANA

         Parcel 1:         Fee Simple

         A Parcel of land in the South 1/2 of the Northeast 1/4 of Section 17, Township 35 North, Range 8 West of the Second Principal Meridian, in the Town of Merrillville, Lake County, Indiana, being more particularly described as follows: Commencing at the Northeast comer of said Section 17; thence South 0 degrees 04 minutes 02 seconds West 1,321.79 feet along the East line of said Section 17, to the Point of Beginning, said point being the Northeast comer of the South half of the Northeast Quarter of said Section 17; thence continuing along said last mentioned course 1,321.79 feet to the Southeast comer of the South half of the Northeast Quarter of said Section 17; thence North 89 degrees 46 minutes 13 seconds West 100.00 feet along the South line of the South half of the Northeast Quarter of said Section 17; thence North 00 degrees 04 minutes 02 seconds East 350.00 feet; thence North 89 degrees 46 minutes 13 seconds West 580.10 feet; thence North 39 degrees 00 minutes 00 seconds West 353.23 feet-, thence North 40 degrees 00 minutes 00 seconds East 907.81 feet to the North line of the South half of the Northeast Quarter of said Section 17; thence South 89 degrees 50 minutes 37 seconds East 320.00 feet along the North line of the South half of the Northeast Quarter of said Section 17 to the Point of Beginning; less the 10-foot strip lying in the right-of-way for 73rd Avenue along the southernmost boundary of such Parcel 1.

         Parcel 2.         Fee Simple

         A parcel of land in the South 1/2 of the Northeast 1/4 of Section 17, Township 35 North, Range 8 West of the Second Principal Meridian, in the Town of Merrillville, Lake County, Indiana, being more particularly described as follows: Commencing at the Northeast comer of said Section 17; thence South 0 degrees 04 minutes 02 seconds West 2,643.58 feet along the East line of said Section 17 to the Southeast comer of the South 1/2 of the Northeast 1/4 of said Section 17; thence North 89 degrees 46 minutes 13 seconds West 100.00 feet along the South line of the South 1/2 of the Northeast 1/4 of said Section to the Point of Beginning, thence continuing along said last mentioned course 500.00 feet; thence North 0 degrees 04 minutes 02 seconds East
         200.00 feet; thence North 28 degrees 00 minutes 00 seconds West 170.25 feet; thence South 89 degrees 46 minutes 13 seconds East 580.10 feet; thence South 0 degrees 04 minutes 02 seconds West 350.00 feet to the Point of Beginning, Excepting therefrom the South 10 feet.

         Parcel 3.         As to Easement Rights Only

         Non-exclusive right of way and easement for access, utility and drainage over and across the following described property: A parcel of land in the South half of the Northeast





                                Exhibit "A" - 6
         quarter of Section 17, Township 35 North, Range 8 West of the Second Principal Meridian, in the Town of Merrillville, Lake County, Indiana, being more particularly described as follows: Commencing at the Northeast comer of said Section 17; thence South 0 degrees 04 minutes 02 seconds West 2,643.58 feet along the East line of said Section 17 to the Southeast comer of the South half of the Northeast quarter of said Section 17; thence North 89 degrees 46 minutes 13 seconds West
         600.00 feet along the South line of the South half of the Northeast quarter of said Section 17 to the Point of Beginning; thence continuing along said last mentioned course 1,446.82 feet to a point that is 600.00 feet East of the Southwest comer of the Northeast quarter of said Section 17; thence North 0 degrees 00 minutes 00 seconds West 1,236.4 feet to the South line of the North 5 rods of the West 80 rods of the said South half; thence South 89 degrees 50 minutes 37 seconds East 720.00 feet; thence North 0 degrees 00 minutes 00 seconds West 82.50 feet along the East line of the North 5 rods of the West 80 rods; thence South 89 degrees 50 minutes 37 seconds East 1,008.32 feet along the North line of the South half of the Northeast quarter of Section 17; thence South 40 degrees 00 minutes 00 seconds West 907.81 feet; thence South 39 degrees 00 minutes 00 seconds East
         353.23 feet; thence South 28 degrees 00 minutes 00 seconds East 170.25 feet; thence South 0 degrees 04 minutes 02 seconds West 200.00 feet to the Point of Beginning.

         As granted in a certain easement agreement dated October 9, 1985 and recorded October 18, 1985 as Document No. 824907.





                                Exhibit "A" - 7

                                   EXHIBIT B

                            APPLICATION FOR ADVANCE


LENDER:          Lehman Brothers Holdings Inc.             REQUEST FOR
                 d/b/a Lehman Capital, a Division          ADVANCE NO.
                                                                      ---------
                 of Lehman Brothers Holdings, Inc.

BORROWER:        Capital Senior Living Communities, L.P.

                                                           AMOUNT:
DATE:            , 19__
     ------------


         (a) This application and the items accompanying this application (which are incorporated herein for all purposes) are delivered pursuant to the Amended and Restated Loan Agreement (the "Loan Agreement") dated as of June 30, 1997, between Lender and Borrower, and each of the defined terms of which has the same meaning when used herein or in the attachments unless indicated otherwise. Borrower hereby certifies to Lender that this application is true and correct in all respects and that this application and every item incorporated herein are genuine and in all respects what they purport and appear to be, and Borrower agrees that Lender may rely upon same in making the requested Advance.

         (b) Borrower hereby requests to borrow the principal amount of $___________ (the "Requested Advance",) from Lender, during normal banking business hours on ____________, 19__ (which date is not less than three Business Days hence), which when borrowed will cause the principal amount then outstanding on the Note to be $____________________.

         (c) On the date hereof, and at the time the Requested Advance is to be made, (a) the representations and warranties made in all of the Loan Documents and certificates delivered pursuant thereto are and will be true and correct in all material respects, (b) no Default or Event of Default has or will have occurred and is or will be continuing, (c) Borrower has performed all acts required by the Loan Documents to have been previously performed by Borrower, and (d) no material adverse change in the financial condition of Borrower, HCP or NHP has occurred and is continuing on the date hereof.


         (d)     The purpose of this Requested Advance is:
                                                          ----------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

All proceeds of all previous Advances have been, and the proceeds of the requested Advance will be, spent only for the purposes permitted by the Loan Agreement and only for the purposes





                                Exhibit "B" - 1
specified in all Applications for Advances, and accompanying items, heretofore or herewith delivered to Lender.

AS A FURTHER CONDITION TO ANY REQUEST FOR ADVANCE, AND IN ORDER FOR SUCH REQUEST TO BE EFFECTIVE, THE ORIGINAL SIGNATURES OF BOTH JEFFREY L. BECK AND JAMES A. STROUD, THE CHIEF EXECUTIVE OFFICER AND CHIEF OPERATING OFFICER, RESPECTIVELY, OF CAPITAL RETIREMENT GROUP, INC., THE GENERAL PARTNER OF RETIREMENT LIVING COMMUNITEES, L.P. WHICH IS THE GENERAL PARTNER OF CAPITAL SENIOR LIVING COMMUNITIES, L.P., MUST APPEAR BELOW.





                                Exhibit "B" - 2

The address of Borrower for        Borrower:
Notice is:
14160 Dallas Parkway               CAPITAL SENIOR LIVING
Dallas, Texas 75240                COMMUNITIES, L.P.,
                                   a Delaware limited partnership

                                   By:     Retirement Living Communities, L.P.

                                   By:     Capital Retirement Group, Inc.,
                                             General Partner


                                   By:
                                      -----------------------------------------
                                           Jeffrey L. Beck
                                           Chief Executive Officer


                                   By:
                                      -----------------------------------------
                                           James A. Stroud,
                                           Chief Executive Officer





                                Exhibit "B" - 3

                                   EXHIBIT C

                             PARTNERSHIP PROPERTIES

--------------------------------------------------------------------------------------------------------------
               Partnership                                                        Operator (under
Owner           Property               Location               Manager             Operating Lease)
--------------------------------------------------------------------------------------------------------------
 HCP           Cambridge              Cambridge, MA           Capital Senior     N/A
                                                              Living Inc.
--------------------------------------------------------------------------------------------------------------
 HCP           Cane Creek             Martin, TN              N/A                Health South, successor by
                                                                                 merger to Rebound, Inc.
--------------------------------------------------------------------------------------------------------------
 HCP           Cedarbrook             Nashville, TN           N/A                Health South, successor by
                                                                                 merger to Rebound, Inc.
--------------------------------------------------------------------------------------------------------------
 HCP           Crenshaw Creek         Lancaster, SC           N/A                Health South, successor by
                                                                                 merger to Rebound, Inc.
--------------------------------------------------------------------------------------------------------------
 HCP           Sandybrook             Mt. Dora, FL            N/A                Health South, successor by
                                                                                 merger to Rebound, Inc.
--------------------------------------------------------------------------------------------------------------
 HCP           Hearthstone            Round Rock, TX          N/A                ARA Living Center of Texas
--------------------------------------------------------------------------------------------------------------
 HCP           McCurdy                Evansville, IN          N/A                AmHealth Inc.
--------------------------------------------------------------------------------------------------------------
 HCP           Trinity Mills          Forth Worth, TX         N/A                Integrated Health
                                                                                 Services, successor by
                                                                                 merger to Arbor Living
                                                                                 Center
--------------------------------------------------------------------------------------------------------------
 NHP           Amberleigh             Williamsburgh, NY       Capital Senior     N/A
--------------------------------------------------------------------------------------------------------------
 NHP           Atrium of              Carmichael, CA          Capital Senior     N/A
               Carmichael
--------------------------------------------------------------------------------------------------------------
 NHP           Crosswood Oaks         Citrus Heights, CA      Capital Senior     N/A
                                                              Living Inc.
--------------------------------------------------------------------------------------------------------------
 NHP           Heatherwood            Southfield, MI          Capital Senior     N/A
                                                              Living Inc.
--------------------------------------------------------------------------------------------------------------
 NHP           Veranda Club           Boca Raton, FL          Capital Senior     N/A
                                                              Living Inc.
--------------------------------------------------------------------------------------------------------------





                                Exhibit "C" - 1

                                   EXHIBIT D

                                PARTNERSHIP DEBT

------------------------------------------------------------------------------------------------
                                                                       Mortgage Debt
                                                                 (other than NHP Indenture)
                                                             -----------------------------------
             Partnership                                     Original          Current Amount
Owner         Property               Location                 Amount             Outstanding
------------------------------------------------------------------------------------------------
 HCP        Cambridge              Cambridge, MA
------------------------------------------------------------------------------------------------
 HCP        Cane Creek             Martin, TN                $ 2,200,000        $   987,966
------------------------------------------------------------------------------------------------
 HCP        Cedarbrook             Nashville, TN             $ 2,000,000        $ 1,062,237
------------------------------------------------------------------------------------------------
 HCP        Crenshaw Creek         Lancaster, SC
------------------------------------------------------------------------------------------------
 HCP        Sandybrook             Mt. Dora, FL              $ 1,500,000        $ 1,377,879
------------------------------------------------------------------------------------------------
 HCP        Hearthstone            Round Rock, TX            $ 4,700,000        $ 4,282,980
------------------------------------------------------------------------------------------------
 HCP        McCurdy                Evansville, IN
------------------------------------------------------------------------------------------------
 HCP        Trinity Mills          Forth Worth, TX
------------------------------------------------------------------------------------------------
 NHP        Amberleigh             Williamsburgh, NY
------------------------------------------------------------------------------------------------
 NHP        Atrium of Carmichael   Carmichael, CA
------------------------------------------------------------------------------------------------
 NHP        Crosswood Oaks         Citrus Heights, CA
------------------------------------------------------------------------------------------------
 NHP        Heatherwood            Southfield, MI
------------------------------------------------------------------------------------------------
 NHP        Veranda Club           Boca Raton, FL
------------------------------------------------------------------------------------------------





                                Exhibit "D" - 1